Debt And Other Credit Facilities (Tables)	12 Months Ended
Dec. 31, 2017
Debt Disclosure [Abstract]
Combined Principal Installments For Both Classes Of Bonds And Subordinated Notes
The following table summarizes the combined principal installments for both classes of bonds and subordinated notes, including inflation adjusted bond indexation over the next five years and beyond as of December 31, 2017:

Dollars in millions	Payments Due
2018	$10
2019	$10
2020	$11
2021	$5
2022	$1
Beyond 2022	$1